Slow Capital Growth Fund

SLWGX

A Series of Valued Advisers Trust

Supplement dated September 17, 2026 to the Prospectus dated March 1, 2026

Effective October 1, 2026, the investment minimum for the Fund has changed. The minimum initial investment amount for all account types is $10,000, and there is no minimum amount for subsequent investments. Please consult the Fund’s Prospectus for full details regarding how to invest in the Fund, including situations in which the investment minimum may be waived.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This Supplement, the Prospectus and the Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus or SAI without charge by calling the Fund at (833) 377-2715.